UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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OneAmerica Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 26, 2016

Re: OneAmerica Value Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

For the reasons described below, OneAmerica Funds, Inc. (the "Fund") has decided to exit the mutual fund business.

In order to make sure current investors in the OneAmerica Value Portfolio ("Portfolio") have access to a comparable fund option, the attached proxy statement provides information on the proposed substitution of new options for the Portfolio. The new options should provide reasonable alternatives to your existing investment in the Portfolio. OneAmerica Asset Management ("OAM") and the Fund's management recommended the new options to the Fund's Board of Directors. The Board approved the recommendation unanimously.

The Board recommends that you review the proxy and vote in favor of its proposal. OAM intends to continue to serve as investment adviser to the Funds through the substitution and liquidation the proxy describes. And please remember that you may transfer your assets into another investment option available to you at any time prior to the substitution date.

The decision to exit the mutual fund business was not easy given the Fund's history. In 1990, when many insurance companies were creating their own mutual fund families to service their clients in the 401(a) and 403(b) retirement plan markets, the Fund was organized to support American United Life Insurance Company's ("AUL's") retirement services business. Over time, AUL offered some of the Fund's portfolios in some of its variable insurance products as well. In the Fund's early years, its portfolios performed relatively well and customers had relatively few mutual funds to choose from, so the Fund's portfolios grew in size. However, since the Fund's inception, AUL has added many other mutual funds to its platform to remain competitive. AUL's platform now includes over 600 fund options.

Of course, the retirement services and mutual fund industries have changed dramatically since 1990. Among others, the decision to exit the mutual fund business considered these factors:

•  The number and size of mutual fund options have grown substantially, creating many other fund options to choose from, including funds from very large retail fund operators such as American Funds and Vanguard;

•  Many retirement plan advisors tend to recommend options offered by larger fund families;

•  "Open architecture" and trust-funded retirement plan products tend to favor larger retail fund family options and cannot include any of the Fund's portfolios due to their structure;

•  The cost and burden of federal regulations impacting the mutual fund industry has also grown substantially and further cost and burden is unfortunately expected; and

•  The total size of the Fund's portfolios have decreased over time, especially after the closing of the Fund's Money Market portfolio in 2015 for market and regulatory reasons. Given the other factors described above, we do not consider it likely that this trend will be reversed in the future.

For all of these reasons, the Board unanimously approved plans of substitution and liquidation to exit the mutual fund business. We believe this is in the best interests of our customers, and we recommend that you vote in favor of the substitution proposal described in the proxy.

Sincerely,

John C. Mason
President
OneAmerica Asset Management
Indianapolis, Indiana

August 26, 2016

Re: OneAmerica Value Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

Attached is a Proxy Statement that relates to a proposed change with respect to the OneAmerica Value Portfolio (the "Portfolio"), a series of OneAmerica Funds, Inc., which is an investment option under variable life insurance and variable annuity contracts (each a "Contract") issued by American United Life Insurance Company ("AUL") and funded through various AUL separate accounts ("Separate Accounts").

On August 12, 2016 the Board of Directors (the "Board") of OneAmerica Funds, Inc. considered and approved a Plan of Substitution, pursuant to which shares of a different fund (the "New Option") would be substituted for shares of the Portfolio (the "Substitution") within each Contract, and the Portfolio subsequently would be liquidated.

As the owner of a Contract (or a participant thereunder) with an investment interest in the Portfolio as of August 5, 2016 ("Record Date"), you are entitled to vote on the Plan of Substitution for the Portfolio. If approved by shareholders at the November 17, 2016 meeting, the substitution is expected to occur on or about December 9, 2016, following which the Portfolio will be liquidated. However, the liquidation of the Portfolio is contingent upon shareholder approval of the Plan of Substitution.

You may transfer your assets into another investment option available under the Contract at any time prior to the substitution date. If you do not transfer your assets into another investment option and remain invested in the Portfolio on the substitution date, and if the shareholders of the Portfolio approve the proposal, your assets will automatically be transferred to the New Option on the substitution date.

The Board and the management of AUL recommend that you vote "For" the Plan of Substitution. Since the Substitution is an insurance company matter, neither the Board nor OneAmerica Asset Management, LLC, the investment adviser of the Portfolio, have any role or responsibility in selecting the New Option or in implementing the Substitution. The rationale for the proposed Plan of Substitution and proposed liquidation of the Portfolio are described in the Proxy Statement from OneAmerica Funds, Inc.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support. Your voting instructions are very important regardless of the number of shares for which you may provide voting instructions on the Record Date.

Sincerely,

Stephen L. Due
Secretary and Chief Compliance Officer,
OneAmerica Funds, Inc.
Indianapolis, Indiana

NOTICE

ONEAMERICA FUNDS, INC.

ONE AMERICAN SQUARE
INDIANAPOLIS, IN 46206
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 17, 2016

Ladies and Gentlemen:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the OneAmerica Value Portfolio (the "Portfolio"), a series of OneAmerica Funds, Inc. (the "Fund"), is scheduled for November 17, 2016 at 1:00 p.m., at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the "Meeting"), for the following purposes:

PROPOSAL 1:  To approve a Plan of Substitution providing for the substitution of shares of a different investment company for shares of the Portfolio; and

PROPOSAL 2:  To transact such other business that may properly come before the Meeting, at the discretion of the any officer of the Fund or the proxies or their substitutes.

Shareholders of record at the close of business on August 5, 2016 ("Record Date"), are entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares. Please read the enclosed Proxy Statement carefully for information concerning the proposal to be considered at the Meeting.

The Portfolio's only shareholder of record is American United Life Insurance Company ("AUL") (directly or through various separate accounts of AUL). However, AUL will request voting instructions from persons having voting interests under variable life insurance and variable annuity contracts issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received.

If you do not expect to attend the Meeting, you are requested to complete, sign, and return the enclosed voting instruction promptly. Whether or not you plan to attend the Meeting, please vote by mail, by phone, or via the Internet. Voting instructions must be received by 11:59 p.m. Eastern, on November 15, 2016. Only voting instructions received at the address shown on the enclosed postage paid envelope, via phone, or via the Internet will be counted.

After careful consideration, the Board of Directors of the Fund unanimously approved Proposal 1 and recommends that you instruct AUL to vote "For" Proposal 1.

By Order of the Board of Directors of OneAmerica Funds, Inc.,

/s/ Stephen L. Due

Stephen L. Due
Secretary & Chief Compliance Officer,
OneAmerica Funds, Inc.
Indianapolis, Indiana

August 26, 2016

PROXY STATEMENT

ONEAMERICA FUNDS, INC.
ONE AMERICAN SQUARE
INDIANAPOLIS, IN 46206
1-800-249-6269

SPECIAL MEETING OF SHAREHOLDERS OF THE ONEAMERICA
VALUE PORTFOLIO OF ONEAMERICA FUNDS, INC.

November 17, 2016

Relating to the proposed substitution of shares of a different fund for shares of the
OneAmerica Value Portfolio, a series of OneAmerica Funds, Inc.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of OneAmerica Funds, Inc. (the "Fund") for use at a Special Meeting of Shareholders to be held at 1:00 p.m. on November 17, 2016, at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying Notice and Voting Instruction Form. As the record shareholder of the OneAmerica Value Portfolio (the "Portfolio"), American United Life Insurance Company ("AUL") is requesting voting instructions from persons having voting interests under variable life insurance and variable annuity contracts ("Contracts") issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received. It is anticipated that the first mailing of the Proxy Statement and related materials will be on or about August 30, 2016.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY, INCLUDING THE FORM OF PLAN OF SUBSTITUTION, WHICH IS ATTACHED AS APPENDIX A.

BACKGROUND

The Portfolio is available only as an underlying investment vehicle for Contracts. Contract owners and other persons with voting interests under a Contract ("Investors") who select the Portfolio for investment through a Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. As a technical matter, AUL, which uses the Portfolio as a funding vehicle, is the record shareholder of the Portfolio and the legal owner of the Portfolio's shares. As such, AUL has sole voting power with respect to shares of the Portfolio, but passes through any voting rights to Investors. Accordingly, for ease of reference throughout this Proxy Statement, Investors may also be referred to as "shareholders."

AUL offers Contracts through separate accounts (each a "Separate Account"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act.

In light of the anticipated liquidation of the Portfolio as described in more detail below, these proxy materials solicit shareholder approval of the substitution of shares issued by a different investment company (the "New Option") for shares of the Portfolio in which a Subaccount of each Separate Account currently invests. Following is a list of each AUL Separate Account with a Subaccount that invests in the Portfolio, the products funded through the Separate Accounts, the class(es) of shares of the Portfolio in which each Separate Account invests, and the proposed corresponding New Option (including share class).

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Individual Variable Annuity Unit Trust
- DirectPoint (Individual Flexible Premium Deferred Variable Annuity)
- SelectPoint (Individual Flexible Premium Deferred Variable Annuity)
- StarPoint (Individual Flexible Premium Deferred Variable Annuity)
- Voyage Protector (Individual Flexible Premium Deferred Variable Annuity)	Class O	Pioneer Equity Income VCT Class I
AUL American Individual Variable Life Unit Trust
- American Accumulator (Flexible Premium Variable Adjustable Universal Life Insurance Policy)
- VULF (Flexible Premium Adjustable Variable Universal Life Insurance Policy)
- VULS (Modified Single Premium Variable Universal Life Insurance Policy)	Class O	Pioneer Equity Income VCT Class I
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Pioneer Equity Income VCT Class I
AUL American Unit Trust - 403B, 457, 401K	Class O	Pioneer Equity Income Class Y
AUL Group Retirement Annuity Separate Account II - Managed (401K)	Class O	Pioneer Equity Income Class Y
AUL Pooled Separate Account - 401K	Class O	Pioneer Equity Income Class Y
AUL American Unit Trust - 403B, 457, 401K	Advisor Class	Pioneer Equity Income Class A Load Waived
AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Pioneer Equity Income Class A Load Waived

THE LIQUIDATION

The Fund is a corporation organized and existing under the laws of the State of Maryland. Under the Fund's Articles of Incorporation, By-laws, and other applicable laws, the Board may authorize the dissolution, liquidation and termination of the Portfolio, which does not require shareholder approval.

Reasons for the Liquidation

OneAmerica Asset Management, LLC ("OAM"), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the mutual fund business. The Fund incorporated in 1990 to support American United Life Insurance Company's ("AUL") retirement services business. Many insurance companies were creating their own mutual fund families to service their clients via separate accounts in the 401(a) and 403(b) markets. Over time, AUL offered some of the Fund's portfolios in some of its variable insurance products as well.

The Fund's portfolios were created such that they may only accept retirement plan and variable life insurance monies through products sold by AUL. This distinguishes the Portfolio from "retail" mutual funds which are marketed widely.

The retirement services industry has evolved since the Fund's inception. At that time, AUL only offered a small number of mutual funds, including the Fund's portfolios, on its group annuity product platform. Because the Fund's portfolios performed relatively well and customers had relatively few mutual funds to choose from, the Fund's portfolios thrived. However, to remain competitive, AUL has added hundreds of other mutual funds to its group annuity product platform. AUL currently has over 600 mutual funds to choose from, and many of those funds are from "big name" competitors (e.g., American Funds and Vanguard).

AUL does not require a retirement plan to include a Fund portfolio in its investment option line-up. This is due, in part, to market demands. Retirement plan advisers often shy away from products with proprietary fund requirements. Litigation risk also drives the lack of an AUL proprietary fund requirement. There have been a number of lawsuits in recent years where insurance companies have been sued for imposing proprietary fund requirements on retirement plan customers. For these reasons, the Fund's portfolios have steadily lost market share in the last several years.

To further grow its retirement services business, AUL's parent, OneAmerica Financial Partners, Inc. ("OAFP"), determined to offer a "NAV" or "open architecture" trust-funded retirement product to complement AUL's group annuity product. To do so, OAFP first acquired McCready & Keene, Inc. in 2010. In 2013, OAFP acquired the retirement services division of City National Bank through its subsidiary OneAmerica Retirement Services Inc. ("OARS"). In 2015, OARS acquired the retirement services division of BMO Harris Bank N.A. NAV-based products are very popular in the $10M and larger retirement plan market, and that market has become a larger focus of OAFP. NAV-based products offer retail mutual funds as investment options, and the Fund's portfolios are unavailable due to their legal structure.

These factors have combined to result in material declines in the Portfolio's assets. OAM has advised the Board that it does not expect the Portfolio to achieve significant asset growth in the foreseeable future so as to be viable in the long-term. Accordingly, OAM and the Fund's management recommended to the Fund's Board of Directors the liquidation of the Portfolio.

Approval of the Liquidation

AUL advised the Board that it would seek to substitute the New Option for the Portfolio, subject to shareholder approval, if the Board determined to liquidate the Portfolio. A Plan of Liquidation was then presented to the Board and approved at a meeting on August 12, 2016. At that meeting, the Directors, including all of the Directors who are not "interested persons" of the Fund for regulatory purposes (the "Independent Directors"), reviewed the recommendations by OAM and the Fund's management regarding the proposed liquidation of the Portfolio, the information summarized above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by OAM and the Fund's management regarding the proposed liquidation. The Board had the assistance of counsel to the Fund and OAM during its review.

The Board determined that if shareholders of the Portfolio approve the Plan of Substitution, the Plan of Liquidation would be in the best interests of the Portfolio and the Portfolio's shareholders. Thus, the Board approved the Plan of Liquidation for the Portfolio, subject to shareholder approval of the Plan of Substitution, as described in further detail below.

SUMMARY OF THE PLAN OF SUBSTITUTION

The Plan of Substitution provides for the purchase of shares of beneficial interest of the corresponding New Option with the proceeds from the redemption of shares of the Portfolio (the "Substitution"). The Plan of Substitution is structured so as not to result in any dilution of the interests of any shareholders. The terms and conditions under which the proposed substitution transaction may be consummated are set forth in the Plan of Substitution. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. Please refer to Appendix A to review the terms and conditions of a form of Plan of Substitution. The Plan of Substitution may be terminated by resolution of the Board and is subject to certain conditions.

Effect of the Plan of Substitution

If the Plan of Substitution is approved, each shareholder of the Portfolio will beneficially own, immediately after the Substitution, a number of shares of the New Option having the same aggregate net asset value as the value of the shares of the Portfolio beneficially owned by that shareholder immediately prior to the Substitution. Until the date of the Substitution, shareholders of the Portfolio will continue to be able to redeem or exchange their shares. Purchase and redemption requests for the Portfolio received after the Substitution will be treated as requests for the purchase or redemption of shares of the New Option. After the Substitution, shareholders will indirectly bear the fees and expenses of the New Option, but the Substitution will not result in any change to a shareholder's Contract fees or charges.

Rationale for the Plan of Substitution

The Plan of Substitution is being proposed to provide shareholders with another comparable mutual fund or insurance series fund investment option, the New Option, in light of the proposed liquidation of the Portfolio. The New Option is intended to correspond as closely as possible to the investment objective, style and risk of the Portfolio.

Rationale for Selection of the New Options

Quantitative return and risk measurements were utilized to select the New Option. These measurements included but were not limited to: prospectus net expense ratio, total return percentage rankings, volatility rank percentage, upside/ downside capture ratios, sharpe ratios, alpha, beta, and R squared. Qualitative measurements such as manager tenure and style box consistency were also utilized. Incorperating these measurements, the New Option was chosen to correspond as closely as possible to the current portfolio's expense, investment objective, style and risk.

Expenses of the Liquidation and Substitution

AUL and/or OAM will bear all of the expenses of the Liquidation and Substitution, including, but not limited to, the following: preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders' meetings. Brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to the Liquidation, whether or not in connection with the liquidation of the Portfolio, and any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

Tax Considerations: The Substitution will be a Non-taxable Event for Investors

Implementation of the Plan of Substitution will not cause the shareholders who invest in the Portfolio or the New Option to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Substitution.

Potential Benefits to the Adviser and its Affiliates

AUL, OAM or their affiliates may realize benefits as a result of the Plan of Substitution and may be faced with potential conflicts of interest relating to the proposed Substitution. Under the selling agreement with Pioneer, AUL, OAM or their affiliates are compensated .25% for the VCT shares, .35% for the Y shares and .60% for the A shares on the average annual daily net assets.

Purchases and Transfers of Premiums

If the Plan of Substitution is approved by shareholders, purchases and transfers into the Portfolio may be accepted until the close of business on the date of substitution, which is anticipated to be on or about December 9, 2016 ("Substitution Date"). Shareholders may transfer out of the Portfolio at any time up until the close of business on the Substitution Date. Any shares of the Portfolio held at the close of business on the Substitution Date will automatically be substituted with shares of the New Option. AUL has advised the Fund that all orders associated with new premiums or transfers (purchases and redemptions) relating to the Portfolio will be deemed a request for the purchase or redemption of shares of the New Option after the Substitution Date.

At any time prior to the Substitution Date, shareholders may transfer their interests in the Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, shareholders who had any remaining interests transferred from the Portfolio to the New Option may transfer among any of the remaining investment options in accordance with the terms of the

Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs no later than [90] days after the Substitution Date. Please note, however, that if you have elected an optional living benefit rider in your Contract, any transfers are subject to the limitations imposed by the investment strategy for that rider. Please consult your Contract prospectus and your Contract for more information about the investment strategy required for your optional living benefit rider, if applicable.

Failure to Approve the Proposal

If shareholders do not approve the Plan of Substitution, the Plan of Substitution will not be implemented, and the Plan of Liquidation also will not be implemented. In that case, the Board would then meet to consider what, if any, steps to take with respect to the Portfolio.

COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the current investment objectives, investment strategies and principal risks of the Portfolio and the New Option.

The information below and further information about the Portfolio or the New Option can be found in the relevant fund's Prospectus and Statement of Additional Information ("SAI"). You may obtain free copies of the Portfolio's documents at www.oneamericafunds.com or by writing to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206. You may also call 1-800-249-6269 to request copies. You may obtain free copies of the corresponding New Option's documents at http://www.us.pioneerinvestments.com or by calling 1-800-225-6292 to request copies. A copy of the summary prospectus for the corresponding New Option accompanies this Proxy Statement, and qualifies the following summary in its entirety.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

	OneAmerica Value Portfolio (Class O & Advisor Class)	Pioneer Equity Income VCT (Class I)	Pioneer Equity Income (Class A Load Waived & Class Y)
Investment Objective	Seeks to provide long-term capital appreciation. The Portfolio seeks current investment income as a secondary objective.	Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.	Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
Principal Investment Strategies	The Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term appreciation potential. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and their own historic valuation levels. Both quantitative and qualitative tools are utilized focusing on a "value" based equity strategy.
Important valuation criteria include price to sales, price to cash flow, price to adjusted earnings, profitability, capital adequacy and growth potential. The Portfolio also focuses on management ability, insider ownership, industry position and liquidity of the underlying equity issues.	Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The portfolio may invest in initial public offerings of equity securities.
The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers, including depositary receipts. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.	Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the fund may be invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities.
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including depositary receipts. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

In addition to extensive fundamental analysis, the Investment Adviser also uses technical analysis. Its purpose is not to make investment decisions, but rather to assist in the timing of trading decisions.
The Portfolio may also invest in securities issued by foreign companies.	The portfolio may invest up to 20% of its net assets in REITs.
The portfolio also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). The portfolio may invest up to 10% of its net assets in junk bonds, including below investment grade convertible debt securities.
The portfolio may, but is not required to, use derivatives, such as stock index futures and options. The portfolio may use derivatives for a variety of purposes, including; in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.
The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.	The fund may invest up to 20% of its net assets in REITs.
The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). The fund may invest up to 10% of its net assets in junk bonds, including below investment grade convertible debt securities.
The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including; in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.
The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.

PRINCIPAL RISKS

OneAmerica Value Portfolio (Class O & Advisor Class)	Pioneer Equity Income VCT (Class I)	Pioneer Equity Income (Class A Load Waived & Class Y)
Principal Risks	An investment in the Portfolio involves risk, including possible loss of the principal amount invested; therefore, you could lose money by investing in the Portfolio. The Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the principal risks of investing in the Portfolio are:
Capitalization Risk. The Portfolio may be particularly subject to the potential risks and volatility of investing in equities. During an overall stock market decline, stock prices of small or medium-capitalization companies often fluctuate more and may fall more than stock prices of larger-capitalization companies. To the extent that the Portfolio invests in small or medium-capitalization companies, stocks of those companies have sometimes gone through extended periods of outperformance and underperformance relative to larger capitalization companies. While potentially offering greater opportunities for capital growth than larger, more established companies, the equities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.	You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio	You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.
Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the

Foreign Investment Risk. The Portfolio may invest in equity securities issued by foreign companies, which may pose a greater degree of risk. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Portfolio may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the equities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.
Manager Risk. The manager's selection of securities for the Portfolio may cause the Portfolio to underperform other funds or benchmarks.
Market Risk. Although equities historically have outperformed other asset classes over the long-term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.	invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. The portfolio may experience a substantial or complete loss on any individual security or derivative position.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Income producing securities risk. Income producing securities may fall out of favor with investors and underperform the overall equity market.
Large capitalization companies risk. Large capitalization companies may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.	U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Income producing securities risk. Income producing securities may fall out of favor with investors and underperform the overall equity market.
Large capitalization companies risk. Large capitalization companies may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. They may be especially subject to interest rate risk, as well as prepayment risk/extension risk.
Value Investing / Style Risk. If at any time the market does not favor the Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than other equity funds using different investment styles. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by the Portfolio managers may not perform as anticipated because stocks that appear undervalued may remain undervalued indefinitely, or may, in fact, be fairly valued.	Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.	Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.

Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay	Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds have a higher risk of default or are already in default and are considered speculative.
High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.	preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds have a higher risk of default or are already in default and are considered speculative.
High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Derivatives risk. Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such	Derivatives risk. Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.
Liquidity risk. Some securities and derivatives held by the portfolio may be impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.	positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses, (presented as an annual rate of average daily net assets of each respective fund), before and after applicable expense reimbursements, which shareholders paid in connection with investing in the Portfolio and the New Option during the last fiscal year.

	Portfolio		New Option	New Option	New Option
	Value	Value	Pioneer Equity Income VCT I	Pioneer Equity Income Class A (LW)	Pioneer Equity Income Class Y
Classes	Class O	Advisor Class	Class I Shares	Class A Shares	Class Y Shares
Management Fees	0.50%	0.50%	0.65%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.00%	0.30%	0.00%	0.25%	0.00%
Other Expenses	0.09%	0.09%	0.07%	0.21%	0.18%
Total Annual Portfolio Operating Expenses	0.59%	0.89%	0.72%	1.06%	0.78%

COMPARISON OF FUND PERFORMANCE

The bar charts below show how each of the Portfolio's and the New Option's performance has varied and provides some indication of the risk of investing in the Portfolio and the New Option. Returns do not reflect fees and expenses of any Contract, and would be lower if they did. Past performance is not a guarantee of future results.

Year-by-Year Total Returns

The Portfolio – Class O

The bar chart below shows the performance of Class O shares of the Portfolio from year to year for the last ten (10) calendar years.

Annual Returns, Class O Shares (by calendar year 2006-2015)

New Option – Pioneer Equity Income VCT Class I

The bar chart below shows the performance of Class I shares of the Portfolio from year to year for the last ten (10) calendar years.

Annual Returns, Class I Shares (by calendar year 2006-2015)

New Option – Pioneer Equity Income Class A

The bar chart below shows the performance of Class A shares of the Portfolio from year to year for the last ten (10) calendar years.

Annual Returns, Class A Shares (by calendar year 2006-2015)

Average Annual Total Returns

The table below compares the performance of the Portfolio and the New Option for periods ended December 31, 2015.

	One Year	Five Years	Ten Years
Portfolio:
OneAmerica Value Portfolio Class O	-5.73%	8.94%	5.35%
OneAmerica Value Portfolio Advisor Class	-6.02%	8.62%	5.03%
New Option:
Pioneer Equity Income VCT Class I	0.50%	11.40%	7.26%
Pioneer Equity Income Class A Load Waived
Return Before Taxes	-5.51%	9.93%	6.26%
Return After Taxes on Distributions	-7.90%	8.24%	5.01%
Return After Taxes on Distributions and Sales of Shares	-1.71%	7.70%	4.95%
Pioneer Equity Income Class Y	0.51%	11.61%	7.30%

MANAGEMENT OF THE PORTFOLIO AND NEW OPTIONS

Portfolio

OneAmerica Asset Management, LLC is the investment adviser to the Portfolio. The address of OAM is One American Square, Indianapolis, Indiana 46206. OAM is a limited liability company existing under the laws of the State of Indiana. The sole member of OneAmerica Asset Management, LLC, is OneAmerica Financial Partners, Inc.

As of January 1, 2013, the Fund's former investment adviser, AUL, ceased its operations as an investment adviser. OAM succeeded AUL as the Fund's investment adviser, and generally has succeeded to AUL's investment advisory business.

Under the investment advisory agreement, OAM is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of the Portfolio. The aggregate annual fees paid by the Portfolio to OAM as a percentage of average daily net assets is 0.50%.

New Options

The investment seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations. Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers, including depositary receipts. It will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Pioneer Investment Management Inc. is the investment advisor to the Portfolio.

GENERAL INFORMATION ABOUT THIS PROXY

Other Fund Service Providers

The Bank of New York Mellon, located at 101 Barclay Street, 13th Floor, New York, New York 10286, serves as the Fund's administrator, fund accountant and custodian. US Bancorp Fund Services, LLC (US Bancorp), located at 615 E Michigan Street, Milwaukee, WI 53202, serves as the Fund's transfer agent.

Voting Information

Shareholders of record at the close of business on August 5, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Shares of each class of the Portfolio have equal voting rights and privileges with all other shares of the Portfolio. Shares of the Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

The shares of the Portfolio are sold to the Separate Accounts to serve as the investment medium for the Contracts. Although AUL is the legal owner of the shares of the Portfolio, AUL will request voting instructions from persons having voting interests under a Contract and will exercise the voting rights attributable to all of the shares of the Portfolio attributable to a Separate Account held by AUL in proportion to the voting instructions received with respect to such Separate Account. This means that a small number of voting instructions may dictate the results of any vote. As of the close of business on the Record Date, AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Annuity Unit Trust, and AUL American Individual Variable Life Unit Trust (registered separate accounts of AUL), as well as AUL Group Retirement Annuity Separate Account II and AUL Pooled Separate Account (unregistered separate accounts of AUL), and AUL were the sole shareholders of record of the Portfolio. Shares of the Portfolio held by AUL for its own account may be voted in its discretion.

In connection with the solicitation of voting instructions, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. In the case of a Contract acquired in connection with certain types of retirement plans, AUL may furnish the Contract owner with sufficient copies of this Proxy Statement for all participants under a Contract with any voting interest thereunder.

The persons permitted to give instructions and the number of shares for which such instructions may be given for purposes of voting at the Meeting will be determined as of the Record Date. Abstentions or broker non-votes with respect to Proposal 1 will have the effect of a vote AGAINST the Proposal. There are not expected to be any broker non-votes.

To vote, you may sign and mail the Voting Instruction Form received with the Proxy Statement, dial toll-free 1-888-227-9349 to reach an automated touchtone voting line, go to the website [Insert Website Address] and follow the instructions provided on the website, or attend the Meeting in person. Voting Instruction Forms must be received by 11:59 p.m. Eastern, on November 15, 2016. Timely and properly executed Voting Instruction Forms will be voted (or not voted) as instructed. If no specification is made, a properly executed Voting Instruction Form will be voted in favor of Proposal 1. You may revoke your instructions at any time prior to their exercise by written notice addressed to Stephen L. Due at One American Square, Indianapolis, Indiana 46206, by execution of a subsequent Voting Instruction Form, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered Voting Instruction Form. Additionally, any voting instructions may be revocable at the pleasure of the person providing the instructions or of his / her personal representatives or assigns.

The number of shares (and votes) of the Portfolio, $0.001 par value, that were outstanding as of the Record Date, as well as the shares that were directly owned by AUL and held in its general account as of the Record Date, are set forth in the following table.

Outstanding Shares (and votes) as of the Record Date	Ownership by AUL as of Record Date
[ ]	[ ]

Following is information about shareholders who are known to be entitled to give voting instructions with respect to 5% or more of the shares of the Portfolio as of the Record Date:

Name of Beneficial Owner	Number of Shares	Percent of Shares
American United Life Insurance Company	[ ]	[ ]

The presence in person or by proxy of the holders of one-third of the shares of the stock of the Fund entitled to vote constitutes a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes. Because AUL is the sole legal holder of the Fund's shares, the Meeting will have a quorum provided that AUL attends the meeting or submits a proxy.

In the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, any officer of the Fund or proxy may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions or to obtain the vote required for approval of Proposal 1.

Required Vote

The approval of the Plan of Substitution (Proposal 1) with respect to a Separate Account requires the vote of a majority of the shares attributable to the Separate Account represented at the Meeting at which a quorum is present, which means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the shares of stock of the Portfolio entitled to vote are present or represented by proxy, or (B) more than 50% of the shares of stock of the Portfolio entitled to vote.

Expense Information

The expense of preparing, printing and mailing the enclosed Voting Instruction Form and accompanying Notice and Proxy Statement will be borne by AUL and/or OAM. AUL and/or OAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by the Fund's officers or agents. AST Fund Solutions, LLC has been hired by AUL and/or OAM at its expense to conduct this proxy solicitation at an estimated cost of $[ ].

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any matter incidental to the conduct of the Meeting arise, AUL will vote thereon according to its best judgment.

Shareholders' Proposals

As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a future meeting of Fund shareholders should send the proposals to the Fund at Attn: Stephen L. Due, P.O. Box 368, Indianapolis, Indiana 46206, so as to be received in a reasonable time before a proxy solicitation for the next meeting is made. However, shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws. Persons named as proxies for a subsequent shareholders' meeting will vote at their discretion with respect to proposals submitted on an untimely basis.

Important Notice Regarding the Availability of Materials for the Shareholder Meeting to be Held on November 17, 2016. The annual and semi-annual reports to shareholders of the Portfolio, the former of which includes audited financial statements of the Portfolio, have previously been sent to Contract owners. Upon request, a copy of this Proxy Statement and the most recent annual and semi-annual reports can be obtained at no cost. To request a copy of the Proxy Statement or a report, please call 1-800-249-6269, write to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206, or visit www.oneamericafunds.com.

Prompt execution and return of the enclosed Voting Instruction Form is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

YOU ARE URGED TO PROMPTLY FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM, VOTE BY PHONE, OR VOTE BY INTERNET. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 11:59 P.M. EASTERN, ON NOVEMBER 15, 2016 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

By Order of the Board of Directors

/s/ Stephen L. Due
Stephen L. Due
Secretary and Chief Compliance Officer
Indianapolis, Indiana

August 26, 2016

APPENDIX A

ONEAMERICA FUNDS, INC.
OneAmerica Value Portfolio

FORM OF PLAN OF SUBSTITUTION

This Plan of Substitution ("Plan") dated August 12, 2016 is made by and among American United Life Insurance Company ("AUL"), a stock insurance company domiciled in the State of Indiana, and OneAmerica Funds, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland.

AUL offers variable life insurance and variable annuity contracts ("Contracts") through separate accounts (each a "Separate Account"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of the OneAmerica Value Portfolio of the Fund (the "Portfolio") in which a Subaccount of any Separate Account currently invests, with shares of certain funds listed below (the "New Option").

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Individual Variable Annuity Unit Trust
- DirectPoint (Individual Flexible Premium Deferred Variable Annuity)
- SelectPoint (Individual Flexible Premium Deferred Variable Annuity)
- StarPoint (Individual Flexible Premium Deferred Variable Annuity)
- Voyage Protector (Individual Flexible Premium Deferred Variable Annuity)	Class O	Pioneer Equity Income VCT Class I
AUL American Individual Variable Life Unit Trust
- American Accumulator (Flexible Premium Variable Adjustable Universal Life Insurance Policy)
- VULF (Flexible Premium Adjustable Variable Universal Life Insurance Policy)
- VULS (Modified Single Premium Variable Universal Life Insurance Policy)	Class O	Pioneer Equity Income VCT Class I
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Pioneer Equity Income VCT Class I
AUL American Unit Trust - 403B, 457, 401K	Class O	Pioneer Equity Income Class Y
AUL Group Retirement Annuity Separate Account II - 401K	Class O	Pioneer Equity Income Class Y
AUL Pooled Separate Account - Managed (401K)	Class O	Pioneer Equity Income Class Y

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Unit Trust - 403B, 457, 401K	Advisor Class	Pioneer Equity Income Class A Load Waived
AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Pioneer Equity Income Class A Load Waived

WHEREAS, OneAmerica Asset Management, LLC ("OAM"), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the mutual fund business due to economic infeasibility of continued sponsorship of the Fund's portfolios and the failure to achieve adequate economies of scale, and the Fund's Board of Directors (the "Board") has determined that if this Plan is approved by Contract owners and other persons with voting interests under a Contract ("Investors"), it is in the best interests of the Portfolio and its beneficial owners to substitute the New Option for the Portfolio, followed by the liquidation of the Portfolio;

WHEREAS, AUL has advised the Board that AUL desires to substitute the New Option for the Portfolio as an investment option offered through the Contracts funded through a Separate Account pursuant to this Plan, contingent upon approval by the affirmative vote of the beneficial holders of a majority of the outstanding shares of stock of the Portfolio. The Portfolio must have a quorum to conduct its business at the Meeting. Holders of one-third of the shares of stock of the Portfolio entitled to vote present in person or by proxy shall constitute a quorum. Shares held by shareholders present in person or represented by proxy at the meeting (including AUL) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting; and

WHEREAS, the Fund has advised AUL that it will make the liquidation of the Portfolio contingent upon Investor approval of this Plan and any amendments in connection therewith;

NOW THEREFORE, the substitution of the New Option for the Portfolio shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to the Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Portfolio entitled to vote (as defined above). The date of such adoption and approval of the Plan is hereinafter called the "Effective Date."

2. SPECIAL MEETING OF SHAREHOLDERS. The Fund shall provide each of the Investors having an interest in shares of the Portfolio held by the Separate Accounts with proxy materials containing all information reasonably necessary to make an informed judgment about the Plan. AUL, as the record owner of all of the issued and outstanding shares of the Portfolio, shall vote shares in accordance with the instructions received from its Investors. If an Investor's voting instruction proxy card is not properly executed when voting by mail, or if an Investor does not vote at all, the votes will be cast by AUL in the same proportion as it votes shares for which it has received instructions. Shares of the Portfolio held by AUL for its own account shall be voted in its discretion.

3. SUBSTITUTION. On or before December 9, 2016, AUL shall redeem shares of the Portfolio and the proceeds of such redemption shall be used to purchase shares of the New Option (such redemption and purchase is referred to herein as the "Substitution"). The Substitution will take place at relative net asset value with no change in the amount of any Investor's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

(a) Investors shall not incur any redemption fees or sales charges in connection with or as a result of the Substitution transactions, nor shall their rights or AUL's obligations under any Contract be altered.

(b) All expenses incurred in connection with the Substitution shall be paid by AUL and/or OneAmerica Asset Management, LLC, including (without limitation): preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders' meetings. Brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to the Liquidation, whether or not in connection with the liquidation of the Portfolio, and any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

(c) The prospectus for the Portfolio will be updated by means of a supplement that briefly describes the Board's approval of the Plan of Liquidation and the submission of the Plan of Substitution to shareholders and identifies the New Option.

(d) The current summary prospectus of the New Option will be sent to the Investors with the proxy materials that seek approval of the Plan.

(e) Investors with beneficial interests in the Portfolio shall be furnished with notice of and information about the Substitution in the form of a supplement to the Contract.

5. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE PORTFOLIO. In the event that the Plan is not approved by the Investors, this Plan will not be implemented.

6. TERMINATION BY THE BOARD. At any time prior to the approval of the Plan by Investors at the Special Meeting of Shareholders, the Board may, within its sole discretion, terminate the Plan, in whole or in part, by a resolution of the Board.

SIGNATURES

ONEAMERICA FUNDS, INC.
for the OneAmerica Value Portfolio:

By:  /s/ John C. Mason

Name:  John C. Mason

Title:  President

AMERICAN UNITED LIFE INSURANCE COMPANY

By:  /s/ Andrew J. Michie

Name:  Andrew J. Michie

Title:  Senior Vice President and Controller

Accepted and Agreed:

ONEAMERICA ASSET MANAGEMENT, LLC

By:  /s/ John C. Mason

Name:  John C. Mason

Title:  President

VOTING INSTRUCTION FORM

American United Life Insurance Company

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the OneAmerica Value Portfolio (the “Portfolio”), a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 1:00 p.m. on November 17, 2016 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of AUL American Individual Variable Annuity Unit Trust, AUL American Individual Variable Life Unit Trust, AUL American Individual Unit Trust, AUL American Unit Trust, AUL Group Retirement Annuity Separate Account II, and AUL Pooled Separate Account, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the applicable shares of the New Option.

☐VOTE FOR the Plan of Substitution.	☐WITHHOLD AUTHORITY to vote for the Plan of Substitution.	☐ ABSTAIN from a vote for the Plan of Substitution.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:	Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.